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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13G (including amendments thereto) with respect to the common stock, no par value, of Tailwind Financial Inc., a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

      In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this July 10, 2008.

OLD LANE HEDGE FUND GP, LLC

By:   /s/ Jonathan Barton
      -------------------
      Name: Jonathan Barton
      Title: Managing Director

OLD LANE PARTNERS, LP

By:   Old Lane Partners GP, LLC, its general partner

By:   /s/ Jonathan Barton
      -------------------
      Name: Jonathan Barton
      Title: Managing Director

OLD LANE, LP

By:   /s/ Jonathan Barton
      -------------------
      Name: Jonathan Barton
      Title: Managing Director

OLD LANE PARTNERS GP, LLC

By:   /s/ Jonathan Barton
      -------------------
      Name: Jonathan Barton
      Title: Managing Director

OLD LANE HOLDINGS, LP

By: Old Lane Holdings, GP, LLC, its general partner

By:   /s/ Jonathon Barton
      -------------------
      Name: Jonathan Barton
      Title: Managing Director

                                    12 of 13

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OLD LANE HOLDINGS GP, LLC

By:   /s/ Jonathon Barton
      -------------------
      Name: Jonathan Barton
      Title: Managing Director

                                  Page 13 of 13

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